Exhibit 99.1

MEGA MATRIX CORP. Reports Fiscal First Quarter 2022 Financial Results

PALO ALTO, California, May 16, 2022 /PRNewswire/ -- Mega Matrix Corp. (“MTMT” or the “Company”) (NYSE American: MTMT), today announced its financial results for the fiscal first quarter ended March 31, 2022.

In late March 2022, the Company released its first NFT game “Mano” through Mega Metaverse Corp., its wholly owned subsidiary (“Mega”), in Mega’s metaverse universe platform “alSpace”. Mano is a competitive idle role-playing game (RPG) deploying the concept of GameFi in the innovative combination of NFTs (non-fungible token) and DeFi (decentralized finance) based on blockchain technology, with a “Play-to-earn” business model that the players can earn while they play in alSpace.

Financial Highlights

-	Among the total revenues of $0.4 million for the first quarter of 2022, the Company generated revenues of $0.3 million in transaction fees from Mano.

-	Net loss in the first quarter of 2022 was $0.7 million as compared to a net loss of $5.4 million in the same period in 2021.

Yucheng Hu, the Company’s Chief Executive Officer, said: “We are very pleased to announce the Company’s financial results for the first quarter of 2022. We launched our GameFi business in late March 2022 and have started to generate revenues for the first quarter of 2022. We will be focusing on the development of new games and on the diversification of our services related to NFTs and our metaverse platform “aLSpace”. We aim to further support the crypto-ecosystem and continue to add value to our shareholder and our players.”

About Mega Matrix: Mega Matrix Corp. (the “Company”) is a holding company located in Palo Alto, California, with two subsidiaries: Mega Metaverse Corp., a California corporation (“Mega”) and JetFleet Management Corp. a California corporation (“JetFleet”). The Company focuses on its GameFi business through Mega and will continue to focus on third-party management service contracts for aircraft operations through its majority owned subsidiary JetFleet, which was part of the Company’s legacy business. For more information, please visit: http://www.mtmtgroup.com

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. All statements in this press release other than statements that are purely historical are forwardlooking statements. When used in this press release, the words “estimates,” “projected,” “expects,” “anticipates,” “forecasts,” “plans,” “intends,” “believes,” “seeks,” “may,” “will,” “should,” “future,” “propose,” and variations of these words or similar expressions (or the negative versions of such words or expressions) are intended to identify forward-looking statements. These forward-looking statements are not guarantees for future performance, conditions or results, and involve a number of known and unknown risks, uncertainties, assumptions and other important factors, many of which are outside the Company’s control, that could cause actual results or outcomes to differ materially from those discussed in the forward-looking statements. Important factors, among others, are: the ability to manage growth; ability to identify and integrate other future acquisitions; ability to obtain additional financing in the future to fund capital expenditures; fluctuations in general economic and business conditions; costs or other factors adversely affecting the Company’s profitability; litigation involving patents, intellectual property, and other matters; potential changes in the legislative and regulatory environment; a pandemic or epidemic; the Company’s ability to develop a new business in the GameFi industry; the ongoing development of the GameFi industry and the ability of the Company and its subsidiary to continue development of such games; the ability of the Company to continue compliance with the development of applicable regulatory regulations in connection with blockchain, digital asset and the GameFi industry; and the possibility that the Company’s GameFi business may be adversely affected by other economic, business, and/or competitive factors. . The forward-looking statements in this press release and the Company’s future results of operations are subject to additional risks and uncertainties set forth under the heading “Factors that May Affect Future Results and Liquidity” in documents filed by the Company with the Securities and Exchange Commission, including the Company’s quarterly reports on Form 10-Q and the Company’s latest annual report on Form 10-K, and are based on information available to the Company on the date hereof. In addition, such risks and uncertainties include the Company’s inability to predict or control bankruptcy proceedings and the uncertainties surrounding the ability to generate cash proceeds through the sale or other monetization of the Company’s assets. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this press release.

MEGA MATRIX CORP.

(formerly “AeroCentury Corp.”)

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(US Dollar, except for share and per share data, unless otherwise stated)

	March 31,	December 31,
	2022	2021
ASSETS
Cash and cash equivalents	$5,006,900	$7,380,700
Digital assets	319,700	-
Finance leases receivable, net	200,000	-
Taxes receivable	1,201,000	1,235,200
Prepaid expenses and other assets	561,700	645,100
Goodwill	4,688,600	4,688,600
Intangible assets	972,200	-
Deposit for intangible assets	-	1,000,000
Total assets	$12,950,100	$14,949,600

LIABILITIES AND EQUITY
Liabilities:
Accounts payable and accrued expenses	$1,568,100	$2,961,300
Accrued payroll	164,800	161,300
Income taxes payable	15,200	13,700
Total liabilities	1,748,100	3,136,300

Commitments and contingencies

Equity:
Preferred stock, $0.001 par value, 2,000,000 shares authorized, no shares issued and outstanding	-	-
Common stock, $0.001 par value, 40,000,000 shares authorized, 22,084,055 and 22,084,055 shares outstanding at March 31, 2022 and December 31, 2021	22,100	22,100
Paid-in capital	16,982,700	16,982,700
Accumulated deficit	(5,490,700)	(4,954,400)
Total Mega Matrix Corp. (formerly “AeroCentury Corp.”) stockholders’ equity	11,514,100	12,050,400
Non-controlling interests	(312,100)	(237,100)
Total equity	11,202,000	11,813,300
Total liabilities and equity	$12,950,100	$14,949,600

MEGA MATRIX CORP.

(formerly “AeroCentury Corp.”)

UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS AND COMPREHENSIVE LOSS

(US Dollar, except for share and per share data, unless otherwise stated)

	Successor	Predecessor
	Three Months Ended March 31, 2022	Three Months Ended March 31, 2021
Revenues and other income:
Gamefi revenue	$323,600	$-
Operating lease revenue	120,000	2,737,200
Net loss on disposal of assets	-	(201,700)
Other losses	-	(1,300)
	443,600	2,534,200
Cost of revenues	(27,800)	-
Gross profit	415,800	2,534,200

Expenses:
Impairment in value of aircraft	-	1,940,400
Interest	120,000	1,914,700
Professional fees, general and administrative and other	551,900	1,595,100
Depreciation	-	699,300
(Reversal) provision of bad debt expense	(300,000)	821,000
Salaries and employee benefits	632,500	506,300
Insurance	86,200	247,900
Maintenance	-	145,000
Other taxes	-	25,600
Total expenses	1,090,600	7,895,300

Loss before income tax provision	(674,800)	(5,361,100)

Income tax provision	(1,500)	(49,200)
Net loss	$(676,300)	$(5,410,300)
Less: Net loss attributable to non-controlling interests	140,000	-
Net loss attributable to Mega Matrix Corp. (formerly “AeroCentury Corp.”)’s shareholders	$(536,300)	$(5,410,300)
Loss per share:
Basic*	$(0.02)	$(0.70)
Diluted*	$(0.02)	$(0.70)
Weighted average shares used in loss per share computations:
Basic*	22,084,055	7,729,420
Diluted*	22,084,055	7,729,420

Net loss	$(676,300)	$(5,410,300)
Other comprehensive income (loss):
Reclassification of net unrealized losses on derivative instruments to interest expense	-	2,600
Tax expense related to items of other comprehensive loss	-	(600)
Other comprehensive income	-	2,000
Total comprehensive loss	(676,300)	(5,408,300)
Less: comprehensive loss attributable to non-controlling interests	140,000	-
Total comprehensive loss attributable to Mega Matrix Corp. (formerly “AeroCentury Corp.”)’s shareholders	$(536,300)	$(5,408,300)

*	Retrospectively restated to give effect to five for one forward stock split effective December 30, 2021.

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